[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.28

Amendment 1 to AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT BY AND BETWEEN JANSSEN BIOTECH, INC. AND PROTAGONIST THERAPEUTICS, INC

Reference is made to the Amended and Restated License and Collaboration Agreement of July 27, 2021 (“the Agreement”) by and between the Janssen Biotech, Inc. (hereafter “Janssen”), and Protagonist Therapeutics, Inc. (hereafter “Protagonist”), or individually as “Party” or collectively as “Parties.” This Amendment is effective as of November 14, 2024 between Janssen and Protagonist.

In general, the Parties agreed to amend the Milestone Events D, E, and L under section 7.3.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend Section 7.3 as follows:

7.3. Development and Approval Milestones.

7.3.1. Development and Approval Milestone Events. Janssen will notify Protagonist in writing within [***] after the first achievement by Janssen or any of its Affiliates or sublicensees of any of the milestone events set forth in the table below (each, a “Milestone Event”). In consideration of the rights and licenses granted to Janssen hereunder, Janssen shall pay to Protagonist the applicable milestone payment set forth in the table below (each, a “Milestone Payment”) within [***] after receipt of an invoice from Protagonist with respect to achievement of each Milestone Event that occurs prior to or on the date of database lock for the PTG-200 Phase 2A Clinical Trial and [***] after receipt of an invoice from Protagonist with respect to achievement of each Milestone Event that occurs after such date.

Milestone Event	Milestone Payment for Initial Product	Milestone Payment for 2nd Generation Product
A. [Intentionally omitted]	[Intentionally omitted]	[Intentionally omitted]
B. Completion of first Phase 1 Clinical Trial of a 2nd Generation Product (i.e., database lock)	N/A	US$7,500,000
B-1. Dosing of 3rd patient in first Phase 2B Clinical Trial of the Initial Product for CD	US$50,000,000	N/A
C. Dosing of 3rd patient in first Phase 2 Clinical Trial of a 2nd Generation Product for any Indication	N/A	US$25,000,000

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

C-1. Dosing of 3rd patient in first Phase 3 Clinical Trial of the Initial Product or any 2nd Generation Product for any Indication	US$50,000,000 (payable one time only, upon the first occurrence with respect to the Initial Product or any 2nd Generation Product)
D. Phase 3 Clinical Trial of a Licensed Product for any Indication Meets primary clinical endpoint	US$[***]	~~US$115,000,000~~ US$165,000,000
E. ~~Acceptance of filing of an NDA or BLA by the FDA for use of a Licensed Product in any Indication~~[Intentionally omitted]	~~US$35,000,000~~ [Intentionally omitted]	~~US$35,000,000~~ [Intentionally omitted]
F. Receipt of Marketing Approval of a Licensed Product for any Indication	US$[***]	US$50,000,000
G. [***]	US$[***]	N/A
H. [***]	US$[***]	N/A
I. Acceptance of filing of an NDA or BLA by the FDA for use of a Licensed Product in a Second Indication	US$[***]	US$25,000,000
J. Receipt of Marketing Approval of a Licensed Product for a Second Indication	US$[***]	US$45,000,000
K. Dosing of 3rd patient in first Phase 2 Clinical Trial of a Licensed Product for a Second Indication	US$[***]	US$10,000,000
L. ~~Dosing of 3rd patient in first Phase 3 Clinical Trial of a Licensed Product for a Second Indication~~[Intentionally omitted]	~~US$15,000,000~~ [Intentionally omitted]	~~US$15,000,000~~ [Intentionally omitted]
M. [***]	US$[***]	US$[***]
N. [***]	US$[***]	US$[***]

7.3.2. Milestone Rules.

(a) Each Milestone Payment shall be payable only once, even if the corresponding Milestone Event occurs more than once or with respect to more than one Licensed Product of the applicable type (i.e., if a Milestone Event occurs with respect to more than one Initial Product or a Milestone Event occurs with respect to more than one 2nd Generation Product). Each Milestone Payment shall be nonrefundable and non-creditable.

(b) The Milestone Payment for Milestone Event C-1 shall be payable one time only, upon the first occurrence of Milestone Event C-1 with respect to the Initial Product or any 2nd Generation Product. For example, if Milestone Event C-1 occurs for the Initial Product before the dosing of the 3rd patient in a Phase 3 Clinical Trial of a 2nd Generation Product for any Indication, then (x) the Milestone Payment for Milestone Event C-1 will be payable for occurrence of Milestone Event C-1 for the Initial Product, and (y) dosing of the 3rd patient in a Phase 3 Clinical Trial of a 2nd Generation Product will not cause any obligation to pay the Milestone Payment for Milestone Event C-1 a second time.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) For purposes of Milestone Event D, a Phase 3 Clinical Trial of a Licensed Product for an Indication will be deemed to meet its primary clinical endpoint on the first date when all of the following have occurred:

(1) The statistical analysis of the data from such trial is complete;

(2) The top-line results from such trial have become available to Janssen; and

(3) The top-line results demonstrate that the primary clinical endpoint (as described in the protocol for such trial) is formally statistically significant, where “statistically significant” is defined as achieving a prespecified level of significance value using the procedure defined in the protocol and statistical analysis plan for such trial.

7.3.3. [***].

7.3.4. Definition of Second Indication. A “Second Indication” means:

(a) [***];

(b) with respect to a 2nd Generation Product,

(1) [***];

(2) as used in Milestone Event J, an Indication other than the Indication with respect to which Milestone Event F occurred for a 2nd Generation Product; and

(3) as used in Milestone Event K, an Indication other than the Indication with respect to which Milestone Event C occurred for a 2nd Generation Product; ~~and~~

~~(4) as used in Milestone Event L, either: (x) if Milestone Event C-1 occurs for a 2nd Generation Product before the dosing of the 3rd patient in a Phase 3 Clinical Trial of the Initial Product, an Indication other than the Indication with respect to which Milestone Event C-1 occurred or (y) if Milestone Event C-1 occurs for the Initial Product before the dosing of the 3rd patient in a Phase 3 Clinical Trial of a 2nd Generation Product, an Indication with respect to which Milestone Event C-1 occurred.~~

7.3.5. [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.3.6. Skipped Milestones. With respect to the Milestone Events set forth in the table above in
Section 7.3.1 and subject to Section 7.3.2, if for any reason:

(a) Milestone Event B does not occur for a 2nd Generation Product before the occurrence of Milestone Event C for a 2nd Generation Product, then Milestone Event B shall be deemed to occur for a 2nd Generation Product concurrently with the occurrence of Milestone Event C;

(b) Milestone Event C does not occur for a 2nd Generation Product before the occurrence of Milestone Event C-1 for a 2nd Generation Product, then Milestone

Event C shall be deemed to occur for a 2nd Generation Product concurrently with the occurrence of Milestone Event C-1 for a 2nd Generation Product; and

(c) Milestone Event C does not occur for a 2nd Generation Product before the occurrence of Milestone Event D for a 2nd Generation Product, then Milestone Event C shall be deemed to occur for a 2nd Generation Product concurrently with the occurrence of Milestone Event D~~;~~.

[***]

~~(e) Milestone Event K for the Initial Product or a 2nd Generation Product, respectively, does not occur before the occurrence of Milestone Event L for the Initial Product or a 2nd Generation Product, respectively, then Milestone Event K shall be deemed to occur for the applicable product concurrently with the occurrence of Milestone Event L for the applicable product; and~~

[***]

Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect without any amendments or modifications.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representative, effective as of the date above written.

Parties explicitly agree to execute this Agreement by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties. The present Agreement is made in pdf-version which is signed electronically by each party.

Protagonist Therapeutics, Inc.	Janssen Biotech, Inc.
By: /s/ Dinesh Patel	By: /s/ Kevin Hamill
Name: Dinesh Patel	Name: Kevin Hamill

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Title: President & CEO	Title: President
Date: November 13, 2024	Date: November 14, 2024